Exhibit 10.3

AMENDMENT
TO
AGREEMENT

        THIS Amendment ("Amendment") to the Agreement between Michaels Stores, Inc. ("Michaels") and Bryan M. DeCordova ("Employee") dated effective as of June 7, 2002 ("Agreement") is entered into by and among Michaels, Michaels Management Services, LP (the "Company") and Employee effective as of August 2, 2002.

        WHEREAS, the original Agreement provided for Employee to continue to perform certain services for Michaels and its subsidiaries until August 31, 2002; and

        WHEREAS, Employee is employed by the Company (which is a subsidiary of Michaels); and

        WHEREAS, Michaels, the Company and Employee wish to extend the time for which Employee will perform services for Michaels and its subsidiaries until September 30, 2002; and

        WHEREAS, the Company wishes to execute this Amendment to evidence its ratification and adoption of and consent to the Agreement, as amended by the Amendment;

        NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

        Section 1.    Amended Resignation Date.    Section 1 of the Agreement is hereby amended to read in its entirety as follows:

          Section 1.    Resignation.    Employee hereby irrevocably and unconditionally resigns from any position he holds with Michaels or any subsidiary or affiliate of Michaels effective on the earlier to occur of (a) September 30, 2002; or (b) the date, if any, upon which Employee is terminated "for Cause," as defined in Section 4 of this Agreement (the earlier of the possible dates actually taking place being referred to herein as the "Termination Date").

        Section 2.    Certain References.    All references in the Agreement to: (a) "this Agreement" shall mean the Agreement as amended by this Amendment; (b) "the parties" shall mean Michaels, the Company and Employee; (c) "either party" shall mean "any of the parties"; (d) "both of the parties" shall mean "all of the parties"; and (e) "other party" shall mean "other parties".

        Section 3.    Effect of Amendment.    Except as amended by this Amendment, the Agreement will be unamended and remain in full force and effect.

        Section 4.    Headings.    The headings, captions and arrangements used in this Amendment are for convenience only and shall not be deemed to limit, amplify or modify the terms hereof, nor affect the meaning thereof.

        Section 5.    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF TEXAS. THE PARTIES AGREE THAT THIS AMENDMENT SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS.

        Section 6.    Multiple Counterparts.    This Amendment has been executed in a number of counterparts, all of which constitute, collectively, one agreement; but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

        EXECUTED effective as of August 2, 2002.

MICHAELS STORES, INC.
By:	/s/ SUE ELLIOTT Name: Sue Elliott
	Title:	Senior Vice President—Human Resources
MICHAELS MANAGEMENT SERVICES, LP
By:	MICHAELS GP, INC.
By:	/s/ SUE ELLIOTT Name: Sue Elliott
	Title:	Senior Vice President—Human Resources
/s/ BRYAN M. DECORDOVA Bryan M. DeCordova

ACKNOWLEDGMENTS

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, the undersigned authority, on this day personally appeared Sue Elliott, Senior Vice President—Human Resources of MICHAELS STORES,  INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

        GIVEN UNDER MY HAND AND SEAL on this 2nd day of August, 2002.

/s/ VERONICA LARSEN Notary Public in and for the State of Texas
Veronica Larsen October 7, 2005 Notary's Printed Name and Commission Expiration
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, the undersigned authority, on this day personally appeared Sue Elliott, Senior Vice President—Human Resources of MICHAELS GP,  INC., a Delaware corporation, general partner of MICHAELS MANAGEMENT SERVICES, LP, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said limited partnership.

        GIVEN UNDER MY HAND AND SEAL on this 2nd day of August, 2002.

/s/ VERONICA LARSEN Notary Public in and for the State of Texas
Veronica Larsen October 7, 2005 Notary's Printed Name and Commission Expiration

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

        BEFORE ME, the undersigned authority, on this day personally appeared BRYAN M. DECORDOVA, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL on this 2nd day of August, 2002.

/s/ VERONICA LARSEN Notary Public in and for the State of Texas
Veronica Larsen October 7, 2005 Notary's Printed Name and Commission Expiration